UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 10, 2022

SURGALIGN HOLDINGS, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-38832	83-2540607
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

520 Lake Cook Road, Suite 315, Deerfield, Illinois	60015
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (877) 343-6832

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of exchange on which registered
common stock, $0.001 par value	SRGA	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

On May 10, 2022, Surgalign Holdings, Inc. (the “Company”) held the annual meeting of its stockholders (the “Annual Meeting”). All matters submitted to a vote of the Company’s stockholders as described in the proxy statement furnished to stockholders in connection with the Annual Meeting, which was filed with the Securities and Exchange Commission (the “SEC”) on April 11, 2022 (the “Proxy Statement”), were approved.

The number of shares of common stock and preferred stock (on an as-converted basis) entitled to vote at the Annual Meeting was 198,734,928. The number of shares of common stock present or represented by valid proxy was 141,762,192. At the Annual Meeting, the Company’s stockholders voted on the following items:

1.

To elect six directors to serve on the Board of Directors of the Company (the “Board”) and hold office until the next annual meeting of stockholders or until their respective successors have been duly elected and qualified. The number of votes cast for each of the six nominees was as set forth below:

Name	Number of Votes For	Number of Votes Withheld	Broker Non-Votes
Sheryl L. Conley	67,609,150	33,499,932	40,653,110
Thomas A. McEachin	92,489,859	8,619,223	40,653,110
Terry M. Rich	68,181,262	32,927,820	40,653,110
Mark D. Stolper	91,265,550	9,843,532	40,653,110
Paul G. Thomas	67,865,475	33,243,607	40,653,110
Nicholas J. Valeriani	67,963,534	33,145,548	40,653,110

As a result, the following six individuals were elected, each to serve on the Board and hold office until the next Annual Meeting of Stockholders or until their respective successors have been duly elected and qualified: Sheryl L. Conley; Thomas A. McEachin; Terry M. Rich; Mark D. Stolper; Paul G. Thomas; and Nicholas J. Valeriani.

2.

To approve an amendment to the Company’s Amended and Restated Certificate of Incorporation, as amended, to increase the total number of shares authorized for issuance from 300,000,000 shares of common stock to 600,000,000 shares of common stock, the “Share Increase Proposal” — Stockholders approved and adopted the Share Increase Proposal as disclosed in the Proxy Statement. The vote totals related to the Share Increase Proposal were:

For	Against	Abstain	Broker Non-Votes
102,614,987	37,514,155	1,633,050	0

As a result, the Share Increase Proposal was approved. Because the Reverse Stock Split Proposal was also approved, the Board of Directors of the Company elected not to implement the Share Increase Proposal, as further described in the Proxy Statement.

3.

To approve an amendment to the Company’s Amended and Restated Certificate of Incorporation, as amended, to affect a reverse stock split of the issued and outstanding shares of our common stock and authorize the Board to select the ratio of the reverse stock split, the “Reverse Stock Split Proposal” — Stockholders approved and adopted the Reverse Stock Split Proposal as disclosed in the Proxy Statement. The vote totals related to the Reverse Stock Split Proposal were:

For	Against	Abstain	Broker Non-Votes
131,533,567	9,804,252	424,373	0

As a result, the Reverse Stock Split Proposal was approved.

4.

To approve an amendment to the Surgalign Holdings, Inc. 2021 Incentive Compensation Plan (the “Incentive Plan”), to increase the number of shares of common stock authorized to be issued pursuant to the Incentive Plan from 5,000,000 to 20,000,000, the “Incentive Plan Amendment Proposal” — Stockholders approved and adopted the Incentive Plan Amendment Proposal as disclosed in the Proxy Statement. The vote totals related to the Incentive Plan Amendment Proposal were:

For	Against	Abstain	Broker Non-Votes
80,263,584	18,887,591	1,957,907	40,653,110

As a result, the Incentive Plan Amendment Proposal was approved.

5.

To approve, on a non-binding, advisory basis, the ““Say on Pay” Proposal” — Stockholders approved and adopted the “Say on Pay” Proposal as disclosed in the Proxy Statement. The vote totals related to the “Say on Pay” Proposal were:

For	Against	Abstain	Broker Non-Votes
63,090,467	35,247,149	2,771,466	40,653,110

As a result, the “Say on Pay” Proposal was approved.

6.

To ratify the appointment of Grant Thornton LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2022, the “Auditor Ratification Proposal” — Stockholders approved and adopted the Auditor Ratification Proposal as disclosed in the Proxy Statement. The vote totals related to the Auditor Ratification Proposal were:

For	Against	Abstain	Broker Non-Votes
137,813,812	2,484,426	1,463,954	0

As a result, the Auditor Ratification Proposal was approved.

Banks and brokers were not eligible to vote shares for which they did not receive instructions from the beneficial owners of such shares on these proposals.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SURGALIGN HOLDINGS, INC.

Date: May 12, 2022	By:	/s/ David B. Lyle
	Name:	David B. Lyle
	Title:	Chief Financial Officer